Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:	SONICblue Inc	Case No.	03-51775 msj, 03-51776 msj, 03-51777 msj, 03-51778
Diamond Multimedia Systems, Inc
	ReplayTV, Inc	CHAPTER 11
	Sensory Science Corporation	MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Nov-06	PETITION DATE:	03/21/03

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in $1
		End of Current		As of Petition
		Month	End of Prior Month	Filing

2.	Asset and Liability Structure
	a. Current Assets	$78,658,703	$79,163,020	$167,641,723

	b. Total Assets	$78,658,703	$79,163,020	$171,565,518

	c. Current Liabilities	$496,310	$909,555	$259,140,287

	d. Total Liabilities	$237,100,476	$237,513,721	$283,757,820

				Cumulative
		Current Month	Prior Month	(Case to Date)

3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts (includes net cash rec’d/paid to acquirer)	$293,858	$306,587	$123,804,205

	b. Total Disbursements	$798,175	$33,838	$48,210,385

	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	($504,317)	$272,749	$75,593,820

	d. Cash Balance Beginning of Month	$79,163,020	$78,890,271	$3,064,884

	e. Cash Balance End of Month (c + d)	$78,658,703	$79,163,020	$78,658,704

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	$(91,074)	$204,998	$(89,827,890)

5.	Account Receivables (Pre and Post Petition)	$0	$0

6.	Post-Petition Liabilities	$496,310	$909,555

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

			Yes	No

At the end of this reporting month:
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X (Exhibit 1)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X (Exhibit 2)

12.	Is the estate insured for replacement cost of assets and for general liability?		X
13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes X; U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition tax reporting and tax returns: __ 2002 tax return preparation is in progress (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

	I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 11/30/06

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents — unrestricted		$78,658,703

2	Cash and cash equivalents — restricted		$0

3	Accounts receivable (net)	A	$0

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers
7	Other:

8

9	Total Current Assets		$78,658,703

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other:	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24

25

26

27

28	Total Other Assets		$0

29	Total Assets		$78,658,703

	NOTE:
	Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages

31	Payroll taxes

32	Real and personal property taxes

33	Income taxes

34	Sales taxes

35	Notes payable (short term)

36	Accounts payable (trade)	A	$0

37	Real property lease arrearage

38	Personal property lease arrearage

39	Accrued professional fees		$496,310

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other:

42
43
44	Total Current Liabilities		$496,310

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$496,310

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$0

50	Total Pre-Petition Liabilities		$236,604,166

51	Total Liabilities		$237,100,476

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		($644,469,546)

53	Capital Stock		$419,094,388

54	Additional paid-in capital		$156,761,274

55	Cumulative profit/(loss) since filing of case		($89,827,889)

56	Post-petition contributions/(distributions) or (draws)

57

58	Market value adjustment

59	Total Equity (Deficit)		($158,441,773)

60	Total Liabilities and Equity (Deficit)		$78,658,703

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0

31-60 Days	$0

61-90 Days	$0		$0

91+ Days	$595,070

Total accounts receivable/payable	$595,070	$0

Allowance for doubtful accounts	$595,070

Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month
Retail/Restaurants -
Product for resale	$0

Distribution -
Products for resale

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other — Explain

TOTAL	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes____ No____

How often do you take a complete physical inventory?
Weekly

Monthly

Quarterly

Semi-annually

Annually

Date of last physical inventory was

Date of next physical inventory is

Cost of Goods Sold

Inventory Beginning of Month
Net purchase

Direct labor

Manufacturing overhead

Freight in

Other:
$0

Less -
Inventory End of Month	$0

Shrinkage
Personal Use

Cost of Goods Sold	$0

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost

LIFO cost

Lower of cost or market

Retail method

Other

Explain

Schedule C
Real Property

	Cost	Market Value
Description

Total	$0	$0

Schedule D
Other Depreciable Assets

	Cost	Market Value
Description
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 11/30/06

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		$0	1	Gross Sales	$7,257,704

		$0	2	less: Sales Returns & Allowances	$4,063,280

	$0	$0	3	Net Sales	$3,194,424	$0

		$0	4	less: Cost of Goods Sold (Schedule ‘B’)	$2,236,107

	$0	$0	5	Gross Profit	$958,317	$0

		$0	6	Interest	$0

		$0	7	Other Income:	$3,896,747

		$0	8	Gain or (Loss) on UMC sales	($16,535,860)

		$0	9		$0

$0	$0	$0	10	Total Revenues	($11,680,796)	$0

				Expenses:
$9,000		($9,000)	11	Compensation to Owner(s)/Officer(s)	$892,282

$8,225		($8,225)	12	Salaries	$1,916,293

		$0	13	Commissions	$0

		$0	14	Contract Labor	$238,600

				Rent/Lease:
		$0	15	Personal Property	$8,533

		$0	16	Real Property	$999,738

		$0	17	Insurance	$2,472,441

		$0	18	Management Fees	$0

		$0	19	Depreciation	$159,065

				Taxes:
$250		($250)	20	Employer Payroll Taxes	$350,661

		$0	21	Real Property Taxes	$12,760

		$0	22	Other Taxes	$63,139

		$0	23	Other Selling	$931,305

$11,961		($11,961)	24	Other Administrative	$982,915

		$0	25	Interest	$777,750

		$0	26	Other Expenses: amortization	$1,461,364

		$0	27		$0

		$0	28		$0

		$0	29		$0

		$0	30		$0

		$0	31		$0

		$0	32		$0

		$0	33		$0

		$0	34		$0

$29,436	$0	($29,436)	35	Total Expenses	$11,266,846	$0

($29,436)	$0	($29,436)	36	Subtotal	($22,947,642)	$0

				Reorganization Items:
($355,496)		$355,496	37	Professional Fees	($8,935,372)

		$0	38	Provisions for Rejected Executory Contracts	$0

$293,858		$293,858	39	Interest Earned on Accumulated Cash from	$3,991,879

				Resulting Chp 11 Case	$0

		$0	40	Gain or (Loss) from Sale of Equipment	($61,854,504)

		$0	41	U.S. Trustee Quarterly Fees	($82,250)

		$0	42		$0

($61,638)	$0	($61,638)	43	Total Reorganization Items	($66,880,247)	$0

($91,074)	$0	($91,074)	44	Net Profit (Loss) Before Federal & State Taxes	($89,827,889)	$0

		$0	45	Federal & State Income Taxes

($91,074)	$0	($91,074)	46	Net Profit (Loss)	($89,827,889)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding					$0

FICA — Employee					$0

FICA — Employer					$0

Unemployment (FUTA)					$0

Income					$0

Other (Attach List)					$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding					$0

Unemployment (UT)					$0

Disability Insurance (DI)					$0

Empl. Training Tax (ETT)					$0

Sales					$0

Excise					$0

Real property					$0

Personal property					$0

Income					$0

Other (Attach List)					$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount	Amount (b)
List Total Claims For Each Classification -
Secured claims (a)

Priority claims other than taxes

Priority tax claims

General unsecured claims

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended

		Actual	Cumulative
		Current Month	(Case to Date)
Cash Receipts
1	Rent/Leases Collected

2	Cash Received from Sales	$0

3	Interest Received	$0

4	Borrowings

5	Funds from Shareholders, Partners, or Other Insiders

6	Capital Contributions

7

8

9

10

11

12	Total Cash Receipts	$0	$0

Cash Disbursements
13	Payments for Inventory	0

14	Selling	$0

15	Administrative	$0

16	Capital Expenditures

17	Principal Payments on Debt

18	Interest Paid	$0

Rent/Lease:
19	Personal Property

20	Real Property

Amount Paid to Owner(s)/Officer(s)
21	Salaries

22	Draws

23	Commissions/Royalties

24	Expense Reimbursements
25	Other

26	Salaries/Commissions (less employee withholding)

27	Management Fees

Taxes:
28	Employee Withholding

29	Employer Payroll Taxes

30	Real Property Taxes

31	Other Taxes

32	Other Cash Outflows:

33

34

35

36

37

38	Total Cash Disbursements:	$0	$0

39	Net Increase (Decrease) in Cash	$0	$0

40	Cash Balance, Beginning of Period

41	Cash Balance, End of Period	$0	$0

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 11/30/06

		Actual	Cumulative
		Current Month	(Case to Date)
	Cash Flows From Operating Activities

1	Cash Received from Sales		$7,993,352

2	Rent/Leases Collected		$615,220

3	Interest Received & Other		$1,067,206

4	Cash Paid to Suppliers		$1,638,489

5	Cash Paid for Selling Expenses		$821,150

6	Cash Paid for Administrative Expenses	$7,980	$986,466

	Cash Paid for Rents/Leases:

7	Personal Property		$28,009

8	Real Property		$1,677,323

9	Cash Paid for Interest		$0

10	Cash Paid for Net Payroll and Benefits	$11,030	$2,210,415

	Cash Paid to Owner(s)/Officer(s)		$0

11	Salaries	$9,000	$889,351

12	Draws		$0

13	Commissions/Royalties		$0

14	Expense Reimbursements		$0

15	Other		$0

	Cash Paid for Taxes Paid/Deposited to Tax Acct.		$0

16	Employer Payroll Tax	$250	$233,907

17	Employee Withholdings		$0

18	Real Property Taxes		$0

19	Other Taxes (includes withholding taxes paid on UMC shares)		$3,331,797

20	Cash Paid for General Expenses	$4,980	$1,417,004

21	Rebates		$600,459

22

23

24

25

26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$(33,240)	$(4,158,592)

	Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case	$293,858	$3,991,879

29	Professional Fees Paid for Services in Connection with Chp 11 Case	$764,935	$9,730,129

30	U.S. Trustee Quarterly Fees		$82,500

31A	KERP/PTO & Severance payments		$3,000,000

31B	Net cash (received)/paid related to sold/discontinued product lines		$0

32	Net Cash Provided (Used) by Reorganization Items	$(471,077)	$(8,820,750)

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$(504,317)	$(12,979,342)

	Cash Flows From Investing Activities
34	Capital Expenditures		$0

35	Proceeds from Sales of Capital Goods due to Chp 11 Case		$45,294,289

36	Proceeds from UMC sales		$64,842,259

37	Net Cash Provided (Used) by Investing Activities	$0	$110,136,548

	Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)		$0

39	Net Borrowings from Shareholders, Partners, or Other Insiders		$0

40	Capital Contributions		$0

41	Principal Payments		$21,563,386

42			$0

43	Net Cash Provided (Used) by Financing Activities	$0	$(21,563,386)

44	Net Increase (Decrease) in Cash and Cash Equivalents	$(504,317)	$75,593,820

45	Cash and Cash Equivalents at Beginning of Month	$79,163,020	$3,064,884

46	Cash and Cash Equivalents at End of Month	$78,658,703	$78,658,704

Exhibit 1
SONICblue, Inc
Professional Fees

Vendor	Date	Amount

Pillsbury, Winthrop, Shaw, Pitman LLP	11/16/06	$336,739.66
Levene, Neale, Bender, Rankin & Brill, LLP	11/16/06	$212,975.49
Perisho, Tombor, Ramirez, Filler & Brow	11/16/06	$25,633.00
Grobstein, Howarth & Company LLP	11/16/06	$187,998.11
Krieg, Keller, Sloan, Reilley & Roman LLP	11/16/06	$1,588.40

Total		$764,934.66

Exhibit 2
SONICblue, Inc
Payments to Officers

Name	11/3/2006	11/17/2006	Total

Smith, Marcus	$4,500.00	$4,500.00	$9,000.00

Total			$9,000.00